PROVISIONS	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
PROVISIONS	PROVISIONS
The following table presents the change in the decommissioning liabilities for the company:

(MILLIONS)	2022	2021
Balance, beginning of the year	$497	$567
Additions	—	—
Disposals	(1)	(12)
Accretion	11	9
Changes in estimates	(185)	(60)
Foreign exchange	(8)	(7)
Balance, end of the year	$314	$497
The company has recorded decommissioning retirement obligations associated with certain power generating assets. The decommissioning retirement obligation has been established for hydroelectric, wind and utility-scale solar operation sites that are expected to be restored between the years 2031 to 2055. The estimated cost of decommissioning activities is based on a third-party assessment.
For details on other legal provisions, please refer to Note 27 – Commitments, contingencies and guarantees.